UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material under § 240.14a-12

WALGREENS BOOTS ALLIANCE, INC.

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

This Schedule 14A relates solely to preliminary communications made prior to furnishing security holders of Walgreens Boots Alliance, Inc. (the “Company”) with a definitive proxy statement and a transaction statement on Schedule 13E-3 related to a proposed transaction with Blazing Star Parent, LLC, a Delaware limited liability company (“Parent”), and Blazing Star Merger Sub, Inc., a Delaware corporation (“Merger Sub”), upon the terms and subject to the conditions set forth in the Agreement and Plan of Merger, dated as of March 6, 2025, by and among the Company, Parent and Merger Sub.

This Schedule 14A filing consists of communications by the Company addressed to its international business stakeholders.

1. INTERNATIONAL B2B Stakeholder and Brand Partner Letter - Ireland

Dear [Name]

Nearly 13 years ago, Alliance Boots and Walgreens, entered into a strategic partnership that led to the creation of Walgreens Boots Alliance, the first global pharmacy-led, health and wellbeing enterprise. We’re proud of all that we have achieved together in that time, in particular the progress we have made on our transformation journey to enhance the experiences of our customers and patients across beauty, wellness and healthcare, online and in stores.

I am reaching out to share some news about our next chapter. WBA has entered into an agreement to be acquired by Sycamore Partners, a US based private equity firm, starting the process to become a private company.

With the consent of the Board, Stefano Pessina has entered into a reinvestment agreement with Sycamore. This means that, upon closing of the transaction, Stefano will continue to be a significant owner of the business, with Sycamore Partners.

The announcement includes WBA’s international businesses – including Boots and No7 Beauty Company.

We are confident that Sycamore is the right partner for us as we continue our transformation. They have a long history of collaborating with management teams and bring helpful perspectives, creativity and a track record of successful investments in retailers navigating change. With Sycamore we can further enhance customer and colleague experiences.

In the run up to this transaction, Sycamore spent considerable time getting to know our business, meeting with leaders and the Board and visiting stores. They are supportive and confident in the steps we are taking and are committed to our brands.

We are confident this transaction will benefit our partners and enable us to become an even stronger partner to you.

Sycamore’s investment in Boots, in the UK and Ireland and globally, reflects its confidence in the important role we play for our customers, patients, colleagues and communities – both today and in the future. We remain focused on our transformation to further strengthen our position as the leading UK and Ireland beauty business – winning market share and new customers; evolving our healthcare business; and enhancing our digital experience and store estate.

While this announcement is a significant milestone, it is important to note that nothing is changing today and our focus remains on serving the needs of our partners, customers and patients. There are several steps required before we close the transaction, which we expect to occur in the fourth quarter of calendar year 2025.

As we work through these next steps, we remain a public company and will continue to operate with excellence just as we do today. You should also not expect any changes in the way we work with your organisation. All our current agreements will remain in place, and you will be able to work with the same Boots or No7 Beauty Company contacts. We will continue to collaborate with you in the same way we always have. Our UK and Ireland headquarters will remain in Nottingham, London and Dublin. We will continue to contribute to the communities in which we operate today.

During our history, we have had different owners that have supported the growth and development of the company to what it is today. What has, and will always remain, is a dedication to working together, with you our valued partners, to deliver the very best in health and beauty for our customers, patients and communities.

Thank you for being a valued partner. Please do let me know if you have any questions.

Stephen

Stephen Watkins

Managing Director

Boots Ireland

Additional Information and Where to Find It

In connection with the proposed transaction between Walgreens Boots Alliance, Inc. (the “Company”) and affiliates of Sycamore Partners Management, L.P. (“Sycamore Partners”), the Company will file with the Securities and Exchange Commission (the “SEC”) a definitive proxy statement on Schedule 14A relating to its special meeting of stockholders, which will be mailed to the Company’s stockholders, and the Company and certain affiliates of the Company will jointly file a transaction statement on Schedule 13E-3. The Company may file or furnish other documents with the SEC regarding the proposed transaction. INVESTORS ARE URGED TO CAREFULLY READ THE PROXY STATEMENT, THE SCHEDULE 13E-3 AND ANY OTHER RELEVANT DOCUMENTS FILED BY THE COMPANY IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, SYCAMORE PARTNERS AND THE PROPOSED TRANSACTION.

Stockholders may obtain free copies of the proxy statement and the Schedule 13E-3 (when available) and other documents the Company files with the SEC from the SEC’s website at www.sec.gov or through the Investors portion of the Company’s website at investor.walgreensbootsalliance.com under the link “Financials and Filings” and then under the link “SEC Filings” or by contacting the Company’s Investor Relations team by e-mail at Investor.Relations@wba.com.

Participants in the Solicitation

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in connection with the proposed transaction. Information regarding the Company’s directors and executive officers is contained in the Company’s proxy statement for its 2025 annual meeting of stockholders filed with the SEC on December 13, 2024 (https://www.sec.gov/ix?doc=/Archives/edgar/data/1618921/000155837024016214/tmb-20250130xdef14a.htm) under the sections entitled “Corporate governance,” “Security ownership of certain beneficial owners and management” and “Executive compensation.” To the extent that holdings of the Company’s securities have changed since the amounts set forth in the Company’s proxy statement for its 2025 annual meeting of stockholders, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Other information regarding the participants in the proxy solicitation and a description of their interests will be contained in the proxy statement and other relevant materials to be filed with the SEC relating to the proposed transaction. These documents can be obtained (when available) free of charge from the sources indicated above.

Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include all statements that do not relate solely to historical or current facts, such as statements regarding our expectations, intentions or strategies regarding the future. In some cases, you can identify forward-looking statements by the use of forward-looking terminology such as “accelerate,” “aim,” “ambition,” “anticipate,” “approximate,” “aspire,” “assume,” “believe,” “can,” “continue,” “could,” “create,” “enable,” “estimate,” “expect,” “extend,” “forecast,” “future,” “goal,” “guidance,” “intend,” “long-term,” “may,” “model,” “ongoing,” “opportunity,” “outlook,” “plan,” “position,” “possible,” “potential,” “predict,” “preliminary,” “project,” “seek,” “should,” “strive,” “target,” “transform,” “trend,” “vision,” “will,” “would,” and variations of these terms or other similar expressions, although not all forward-looking statements contain these words. Such statements include, but are not limited to, statements regarding the proposed transaction, our ability to consummate the proposed transaction on the expected timeline or at all, the anticipated benefits of the proposed transaction, and the terms, the impact of the proposed transaction on our future business, results of operations and financial condition and the scope of the expected financing in connection with the proposed transaction. Forward-looking statements are based on current estimates, assumptions and beliefs and are subject to known and unknown risks and uncertainties, many of which are beyond our control, that may cause actual results to vary materially from those indicated by such forward-looking statements. Such risks and uncertainties include, but are not limited to: (i) the risk that the proposed transaction may not be completed in a timely manner or at all; (ii) the ability of affiliates of Sycamore Partners to obtain the necessary financing arrangements set forth in the commitment letters received in connection with the proposed transaction; (iii) the failure to satisfy any of the conditions to the consummation of the proposed transaction, including the receipt of certain regulatory approvals and stockholder approval; (iv) the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the transaction agreements, including in circumstances requiring the Company to pay a termination fee; (v) the effect of the announcement or pendency of the proposed transaction on the Company’s business relationships, operating results and business generally; (vi) the risk that the proposed transaction disrupts the Company’s current plans and operations; (vii) the Company’s ability to retain and hire key personnel and maintain relationships with key business partners and customers, and others with whom it does business; (viii) risks related to diverting management’s attention from the Company’s ongoing business operations; (ix) significant or unexpected costs, charges or expenses resulting from the proposed transaction; (x) potential litigation relating to the proposed transaction that could be instituted against the parties to the transaction agreements or their respective directors, managers or officers, including the effects of any outcomes related thereto; (xi) uncertainties related to the continued availability of capital and financing and rating agency actions; (xii) certain restrictions during the pendency of the proposed transaction that may impact the Company’s ability to pursue certain business opportunities or strategic transactions; (xiii) uncertainty as to timing of completion of the proposed transaction; (xiv) the risk that the holders of Divested Asset Proceed Rights will receive less-than-anticipated payments or no payments with respect to the Divested Asset Proceed Rights after the closing of the proposed transaction and that such rights will expire valueless; (xv) the impact of adverse general and industry-specific economic and market conditions; and (xvi) other risks described in the Company’s filings with the SEC. Forward looking statements included herein are made only as of the date hereof and the Company does not undertake any obligation to update any forward-looking statements as a result of new information, future developments or otherwise, except as required by law. All forward-looking statements in this communication are qualified in their entirety by this cautionary statement.

2. INTERNATIONAL B2B Stakeholder and Brand Partner Letter

Dear [Name]

Nearly 13 years ago, Alliance Boots and Walgreens, entered into a strategic partnership that led to the creation of Walgreens Boots Alliance, the first global pharmacy-led, health and wellbeing enterprise. We’re proud of all that we have achieved together in that time, in particular the progress we have made on our transformation journey to enhance the experiences of our customers and patients across beauty, wellness and healthcare, online and in stores.

I am reaching out to share some news about our next chapter. WBA has entered into an agreement to be acquired by Sycamore Partners, a US based private equity firm, starting the process to become a private company.

With the consent of the Board, Stefano Pessina has entered into a reinvestment agreement with Sycamore. This means that, upon closing of the transaction, Stefano will continue to be a significant owner of the business, with Sycamore Partners.

The announcement includes WBA’s international businesses – including Boots and No7 Beauty Company.

We are confident that Sycamore is the right partner for us as we continue our transformation. They have a long history of collaborating with management teams and bring helpful perspectives, creativity and a track record of successful investments in retailers navigating change. With Sycamore we can further enhance customer and colleague experiences.

In the run up to this transaction, Sycamore spent considerable time getting to know our business, meeting with leaders and the Board and visiting stores. They are supportive and confident in the steps we are taking and are committed to our brands.

We are confident this transaction will benefit our partners and enable us to become an even stronger partner to you.

Sycamore’s investment in Boots, in the UK and Ireland and globally, reflects its confidence in the important role we play for our customers, patients, colleagues and communities – both today and in the future. We remain focused on our transformation to further strengthen our position as the leading UK and Ireland beauty business – winning market share and new customers; evolving our healthcare business; and enhancing our digital experience and store estate.

While this announcement is a significant milestone, it is important to note that nothing is changing today and our focus remains on serving the needs of our partners, customers and patients. There are several steps required before we close the transaction, which we expect to occur in the fourth quarter of calendar year 2025.

As we work through these next steps, we remain a public company and will continue to operate with excellence just as we do today. You should also not expect any changes in the way we work with your organisation. All our current agreements will remain in place, and you will be able to work with the same Boots or No7 Beauty Company contacts. We will continue to collaborate with you in the same way we always have. Our UK and Ireland headquarters will remain in Nottingham, London and Dublin. We will continue to contribute to the communities in which we operate today.

During our over 175-year history, we have had different owners that have supported the growth and development of the company to what it is today. What has, and will always remain, is a dedication to working together, with you our valued partners, to deliver the very best in health and beauty for our customers, patients and communities.

Thank you for being a valued partner. Please do let me know if you have any questions.

Anthony

Anthony Hemmerdinger

Managing Director

Boots UK & Ireland

Additional Information and Where to Find It

In connection with the proposed transaction between Walgreens Boots Alliance, Inc. (the “Company”) and affiliates of Sycamore Partners Management, L.P. (“Sycamore Partners”), the Company will file with the Securities and Exchange Commission (the “SEC”) a definitive proxy statement on Schedule 14A relating to its special meeting of stockholders, which will be mailed to the Company’s stockholders, and the Company and certain affiliates of the Company will jointly file a transaction statement on Schedule 13E-3. The Company may file or furnish other documents with the SEC regarding the proposed transaction. INVESTORS ARE URGED TO CAREFULLY READ THE PROXY STATEMENT, THE SCHEDULE 13E-3 AND ANY OTHER RELEVANT DOCUMENTS FILED BY THE COMPANY IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, SYCAMORE PARTNERS AND THE PROPOSED TRANSACTION.

Stockholders may obtain free copies of the proxy statement and the Schedule 13E-3 (when available) and other documents the Company files with the SEC from the SEC’s website at www.sec.gov or through the Investors portion of the Company’s website at investor.walgreensbootsalliance.com under the link “Financials and Filings” and then under the link “SEC Filings” or by contacting the Company’s Investor Relations team by e-mail at Investor.Relations@wba.com.

Participants in the Solicitation

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in connection with the proposed transaction. Information regarding the Company’s directors and executive officers is contained in the Company’s proxy statement for its 2025 annual meeting of stockholders filed with the SEC on December 13, 2024 (https://www.sec.gov/ix?doc=/Archives/edgar/data/1618921/000155837024016214/tmb-20250130xdef14a.htm) under the sections entitled “Corporate governance,” “Security ownership of certain beneficial owners and management” and “Executive compensation.” To the extent that holdings of the Company’s securities have changed since the amounts set forth in the Company’s proxy statement for its 2025 annual meeting of stockholders, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Other information regarding the participants in the proxy solicitation and a description of their interests will be contained in the proxy statement and other relevant materials to be filed with the SEC relating to the proposed transaction. These documents can be obtained (when available) free of charge from the sources indicated above.

Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include all statements that do not relate solely to historical or current facts, such as statements regarding our expectations, intentions or strategies regarding the future. In some cases, you can identify forward-looking statements by the use of forward-looking terminology such as “accelerate,” “aim,” “ambition,” “anticipate,” “approximate,” “aspire,” “assume,” “believe,” “can,” “continue,” “could,” “create,” “enable,” “estimate,” “expect,” “extend,” “forecast,” “future,” “goal,” “guidance,” “intend,” “long-term,” “may,” “model,” “ongoing,” “opportunity,” “outlook,” “plan,” “position,” “possible,” “potential,” “predict,” “preliminary,” “project,” “seek,” “should,” “strive,” “target,” “transform,” “trend,” “vision,” “will,” “would,” and variations of these terms or other similar expressions, although not all forward-looking statements contain these words. Such statements include, but are not limited to, statements regarding the proposed transaction, our ability to consummate the proposed transaction on the expected timeline or at all, the anticipated benefits of the proposed transaction, and the terms, the impact of the proposed transaction on our future business, results of operations and financial condition and the scope of the expected financing in connection with the proposed transaction. Forward-looking statements are based on current estimates, assumptions and beliefs and are subject to known and unknown risks and uncertainties, many of which are beyond our control, that may cause actual results to vary materially from those indicated by such forward-looking statements. Such risks and uncertainties include, but are not limited to: (i) the risk that the proposed transaction may not be completed in a timely manner or at all; (ii) the ability of affiliates of Sycamore Partners to obtain the necessary financing arrangements set forth in the commitment letters received in connection with the proposed transaction; (iii) the failure to satisfy any of the conditions to the consummation of the proposed transaction, including the receipt of certain regulatory approvals and stockholder approval; (iv) the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the transaction agreements, including in circumstances requiring the Company to pay a termination fee; (v) the effect of the announcement or pendency of the proposed transaction on the Company’s business relationships, operating results and business generally; (vi) the risk that the proposed transaction disrupts the Company’s current plans and operations; (vii) the Company’s ability to retain and hire key personnel and maintain relationships with key business partners and customers, and others with whom it does business; (viii) risks related to diverting management’s attention from the Company’s ongoing business operations; (ix) significant or unexpected costs, charges or expenses resulting from the proposed transaction; (x) potential litigation relating to the proposed transaction that could be instituted against the parties to the transaction agreements or their respective directors, managers or officers, including the effects of any outcomes related thereto; (xi) uncertainties related to the continued availability of capital and financing and rating agency actions; (xii) certain restrictions during the pendency of the proposed transaction that may impact the Company’s ability to pursue certain business opportunities or strategic transactions; (xiii) uncertainty as to timing of completion of the proposed transaction; (xiv) the risk that the holders of Divested Asset Proceed Rights will receive less-than-anticipated payments or no payments with respect to the Divested Asset Proceed Rights after the closing of the proposed transaction and that such rights will expire valueless; (xv) the impact of adverse general and industry-specific economic and market conditions; and (xvi) other risks described in the Company’s filings with the SEC. Forward looking statements included herein are made only as of the date hereof and the Company does not undertake any obligation to update any forward-looking statements as a result of new information, future developments or otherwise, except as required by law. All forward-looking statements in this communication are qualified in their entirety by this cautionary statement.

3. INTERNATIONAL Government Stakeholder Letter Ireland

Dear [Name]

Nearly 13 years ago, Alliance Boots and Walgreens entered into a strategic partnership that led to the creation of Walgreens Boots Alliance, the first global pharmacy-led, health and wellbeing enterprise. We’re proud of all that we have achieved together in that time to provide more accessible healthcare to more people across the UK and Ireland and the enhancement of our patient and customer experience in store and online.

I am reaching out to share some news about our next chapter. WBA has entered into an agreement to be acquired by Sycamore Partners, a US based private equity firm, starting the process to become a private company.

With the consent of the Board, Stefano Pessina has entered into a reinvestment agreement with Sycamore. This means that, upon closing of the transaction, Stefano will continue to be a significant owner of the business, with Sycamore Partners.

The announcement includes WBA’s international businesses – including Boots and No7 Beauty Company.

I am confident that Sycamore is the right partner for us as we continue our transformation journey. With their support we will continue to expand our healthcare and pharmacy services, support the government’s vital health agenda and double down on our proud commitment to the pharmacy sector and the UK and Ireland’s High Streets.

Sycamore has a long history of collaborating with management teams, bringing objective outside perspectives, creativity and a track record of successful investments in retailers navigating change. With Sycamore we can further enhance customer and colleague experiences.

Much consideration and care has been taken to get us here today. As one of the UK and Ireland’s most trusted and respected brands with unique experience in health, wellness and beauty, Boots and No7 Beauty Company are fantastic businesses that continue to thrive. Sycamore’s investment in Boots in the UK and Ireland (including our Opticians business) and globally reflects its confidence in the important role we play for our customers, patients, colleagues and communities — both today and in the future.

Sycamore has spent considerable time getting to know our business, meeting with leaders and the Board and visiting stores around the world. Sycamore has shown great belief in our international businesses and appreciation for our talented team members. It is supportive and confident in the steps we are taking to deliver the very best in healthcare and retail. With their partnership, we will be able to remain focused on our transformation and enriching the customer and patient experience.

There are several steps required before we close this transaction, which we expect to occur in the fourth quarter of calendar year 2025. As we work through these steps, we remain part of a public company and will continue to operate with excellence just as we do today. Our UK and Ireland headquarters will remain in Nottingham, London and Dublin and we will continue to contribute to the communities in which we operate today.

During our long history, we have had different owners that have supported the growth and development of the business to what it is today. What has, and will always remain, is a dedication to working together to support the government’s health and social care agenda and deliver the very best experience for our customers, patients and communities.

Yours sincerely,

Stephen

Stephen Watkins

Managing Director

Boots Ireland

Additional Information and Where to Find It

In connection with the proposed transaction between Walgreens Boots Alliance, Inc. (the “Company”) and affiliates of Sycamore Partners Management, L.P. (“Sycamore Partners”), the Company will file with the Securities and Exchange Commission (the “SEC”) a definitive proxy statement on Schedule 14A relating to its special meeting of stockholders, which will be mailed to the Company’s stockholders, and the Company and certain affiliates of the Company will jointly file a transaction statement on Schedule 13E-3. The Company may file or furnish other documents with the SEC regarding the proposed transaction. INVESTORS ARE URGED TO CAREFULLY READ THE PROXY STATEMENT, THE SCHEDULE 13E-3 AND ANY OTHER RELEVANT DOCUMENTS FILED BY THE COMPANY IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, SYCAMORE PARTNERS AND THE PROPOSED TRANSACTION.

Stockholders may obtain free copies of the proxy statement and the Schedule 13E-3 (when available) and other documents the Company files with the SEC from the SEC’s website at www.sec.gov or through the Investors portion of the Company’s website at investor.walgreensbootsalliance.com under the link “Financials and Filings” and then under the link “SEC Filings” or by contacting the Company’s Investor Relations team by e-mail at Investor.Relations@wba.com.

Participants in the Solicitation

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in connection with the proposed transaction. Information regarding the Company’s directors and executive officers is contained in the Company’s proxy statement for its 2025 annual meeting of stockholders filed with the SEC on December 13, 2024 (https://www.sec.gov/ix?doc=/Archives/edgar/data/1618921/000155837024016214/tmb-20250130xdef14a.htm) under the sections entitled “Corporate governance,” “Security ownership of certain beneficial owners and management” and “Executive compensation.” To the extent that holdings of the Company’s securities have changed since the amounts set forth in the Company’s proxy statement for its 2025 annual meeting of stockholders, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Other information regarding the participants in the proxy solicitation and a description of their interests will be contained in the proxy statement and other relevant materials to be filed with the SEC relating to the proposed transaction. These documents can be obtained (when available) free of charge from the sources indicated above.

Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include all statements that do not relate solely to historical or current facts, such as statements regarding our expectations, intentions or strategies regarding the future. In some cases, you can identify forward-looking statements by the use of forward-looking terminology such as “accelerate,” “aim,” “ambition,” “anticipate,” “approximate,” “aspire,” “assume,” “believe,” “can,” “continue,” “could,” “create,” “enable,” “estimate,” “expect,” “extend,” “forecast,” “future,” “goal,” “guidance,” “intend,” “long-term,” “may,” “model,” “ongoing,” “opportunity,” “outlook,” “plan,” “position,” “possible,” “potential,” “predict,” “preliminary,” “project,” “seek,” “should,” “strive,” “target,” “transform,” “trend,” “vision,” “will,” “would,” and variations of these terms or other similar expressions, although not all forward-looking statements contain these words. Such statements include, but are not limited to, statements regarding the proposed transaction, our ability to consummate the proposed transaction on the expected timeline or at all, the anticipated benefits of the proposed transaction, and the terms, the impact of the proposed transaction on our future business, results of operations and financial condition and the scope of the expected financing in connection with the proposed transaction. Forward-looking statements are based on current estimates, assumptions and beliefs and are subject to known and unknown risks and uncertainties, many of which are beyond our control, that may cause actual results to vary materially from those indicated by such forward-looking statements. Such risks and uncertainties include, but are not limited to: (i) the risk that the proposed transaction may not be completed in a timely manner or at all; (ii) the ability of affiliates of Sycamore Partners to obtain the necessary financing arrangements set forth in the commitment letters received in connection with the proposed transaction; (iii) the failure to satisfy any of the conditions to the consummation of the proposed transaction, including the receipt of certain regulatory approvals and stockholder approval; (iv) the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the transaction agreements, including in circumstances requiring the Company to pay a termination fee; (v) the effect of the announcement or pendency of the proposed transaction on the Company’s business relationships, operating results and business generally; (vi) the risk that the proposed transaction disrupts the Company’s current plans and operations; (vii) the Company’s ability to retain and hire key personnel and maintain relationships with key business partners and customers, and others with whom it does business; (viii) risks related to diverting management’s attention from the Company’s ongoing business operations; (ix) significant or unexpected costs, charges or expenses resulting from the proposed transaction; (x) potential litigation relating to the proposed transaction that could be instituted against the parties to the transaction agreements or their respective directors, managers or officers, including the effects of any outcomes related thereto; (xi) uncertainties related to the continued availability of capital and financing and rating agency actions; (xii) certain restrictions during the pendency of the proposed transaction that may impact the Company’s ability to pursue certain business opportunities or strategic transactions; (xiii) uncertainty as to timing of completion of the proposed transaction; (xiv) the risk that the holders of Divested Asset Proceed Rights will receive less-than-anticipated payments or no payments with respect to the Divested Asset Proceed Rights after the closing of the proposed transaction and that such rights will expire valueless; (xv) the impact of adverse general and industry-specific economic and market conditions; and (xvi) other risks described in the Company’s filings with the SEC. Forward looking statements included herein are made only as of the date hereof and the Company does not undertake any obligation to update any forward-looking statements as a result of new information, future developments or otherwise, except as required by law. All forward-looking statements in this communication are qualified in their entirety by this cautionary statement.

4. INTERNATIONAL Government Stakeholder Letter UK

Dear [Name]

Nearly 13 years ago, Alliance Boots and Walgreens entered into a strategic partnership that led to the creation of Walgreens Boots Alliance, the first global pharmacy-led, health and wellbeing enterprise. We’re proud of all that we have achieved together in that time to provide more accessible healthcare to more people across the UK and the enhancement of our patient and customer experience in store and online.

I am reaching out to share some news about our next chapter. WBA has entered into an agreement to be acquired by Sycamore Partners, a US based private equity firm, starting the process to become a private company.

With the consent of the Board, Stefano Pessina has entered into a reinvestment agreement with Sycamore. This means that, upon closing of the transaction, Stefano will continue to be a significant owner of the business, with Sycamore Partners.

The announcement includes WBA’s international businesses – including Boots and No7 Beauty Company.

I am confident that Sycamore is the right partner for us as we continue our transformation journey. With their support we will continue to expand our healthcare and pharmacy services, support the government’s vital health agenda and double down on our proud commitment to the pharmacy sector and the UK’s High Streets.

Sycamore has a long history of collaborating with management teams, bringing objective outside perspectives, creativity and a track record of successful investments in retailers navigating change. With Sycamore we can further enhance customer and colleague experiences.

Much consideration and care has been taken to get us here today. As one of the UK’s most trusted and respected brands with unique experience in health, wellness and beauty, Boots and No7 Beauty Company are fantastic businesses that continue to thrive. Sycamore’s investment in Boots in the UK and Ireland (including our Opticians business) and globally reflects its confidence in the important role we play for our customers, patients, colleagues and communities — both today and in the future.

Sycamore has spent considerable time getting to know our business, meeting with leaders and the Board and visiting stores around the world. Sycamore has shown great belief in our international businesses and appreciation for our talented team members. It is supportive and confident in the steps we are taking to deliver the very best in healthcare and retail. With their partnership, we will be able to remain focused on our transformation and enriching the customer and patient experience.

There are several steps required before we close this transaction, which we expect to occur in the fourth quarter of calendar year 2025. As we work through these steps, we remain part of a public company and will continue to operate with excellence just as we do today. Our UK and Ireland headquarters will remain in Nottingham, London and Dublin and we will continue to contribute to the communities in which we operate today.

During our long history, we have had different owners that have supported the growth and development of the business to what it is today. What has, and will always remain, is a dedication to working together to support the government’s health and social care agenda and deliver the very best experience for our customers, patients and communities.

Yours sincerely,

Anthony

Anthony Hemmerdinger

Managing Director

Boots UK & Ireland

Additional Information and Where to Find It

In connection with the proposed transaction between Walgreens Boots Alliance, Inc. (the “Company”) and affiliates of Sycamore Partners Management, L.P. (“Sycamore Partners”), the Company will file with the Securities and Exchange Commission (the “SEC”) a definitive proxy statement on Schedule 14A relating to its special meeting of stockholders, which will be mailed to the Company’s stockholders, and the Company and certain affiliates of the Company will jointly file a transaction statement on Schedule 13E-3. The Company may file or furnish other documents with the SEC regarding the proposed transaction. INVESTORS ARE URGED TO CAREFULLY READ THE PROXY STATEMENT, THE SCHEDULE 13E-3 AND ANY OTHER RELEVANT DOCUMENTS FILED BY THE COMPANY IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, SYCAMORE PARTNERS AND THE PROPOSED TRANSACTION.

Stockholders may obtain free copies of the proxy statement and the Schedule 13E-3 (when available) and other documents the Company files with the SEC from the SEC’s website at www.sec.gov or through the Investors portion of the Company’s website at investor.walgreensbootsalliance.com under the link “Financials and Filings” and then under the link “SEC Filings” or by contacting the Company’s Investor Relations team by e-mail at Investor.Relations@wba.com.

Participants in the Solicitation

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in connection with the proposed transaction. Information regarding the Company’s directors and executive officers is contained in the Company’s proxy statement for its 2025 annual meeting of stockholders filed with the SEC on December 13, 2024 (https://www.sec.gov/ix?doc=/Archives/edgar/data/1618921/000155837024016214/tmb-20250130xdef14a.htm) under the sections entitled “Corporate governance,” “Security ownership of certain beneficial owners and management” and “Executive compensation.” To the extent that holdings of the Company’s securities have changed since the amounts set forth in the Company’s proxy statement for its 2025 annual meeting of stockholders, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Other information regarding the participants in the proxy solicitation and a description of their interests will be contained in the proxy statement and other relevant materials to be filed with the SEC relating to the proposed transaction. These documents can be obtained (when available) free of charge from the sources indicated above.

Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include all statements that do not relate solely to historical or current facts, such as statements regarding our expectations, intentions or strategies regarding the future. In some cases, you can identify forward-looking statements by the use of forward-looking terminology such as “accelerate,” “aim,” “ambition,” “anticipate,” “approximate,” “aspire,” “assume,” “believe,” “can,” “continue,” “could,” “create,” “enable,” “estimate,” “expect,” “extend,” “forecast,” “future,” “goal,” “guidance,” “intend,” “long-term,” “may,” “model,” “ongoing,” “opportunity,” “outlook,” “plan,” “position,” “possible,” “potential,” “predict,” “preliminary,” “project,” “seek,” “should,” “strive,” “target,” “transform,” “trend,” “vision,” “will,” “would,” and variations of these terms or other similar expressions, although not all forward-looking statements contain these words. Such statements include, but are not limited to, statements regarding the proposed transaction, our ability to consummate the proposed transaction on the expected timeline or at all, the anticipated benefits of the proposed transaction, and the terms, the impact of the proposed transaction on our future business, results of operations and financial condition and the scope of the expected financing in connection with the proposed transaction. Forward-looking statements are based on current estimates, assumptions and beliefs and are subject to known and unknown risks and uncertainties, many of which are beyond our control, that may cause actual results to vary materially from those indicated by such forward-looking statements. Such risks and uncertainties include, but are not limited to: (i) the risk that the proposed transaction may not be completed in a timely manner or at all; (ii) the ability of affiliates of Sycamore Partners to obtain the necessary financing arrangements set forth in the commitment letters received in connection with the proposed transaction; (iii) the failure to satisfy any of the conditions to the consummation of the proposed transaction, including the receipt of certain regulatory approvals and stockholder approval; (iv) the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the transaction agreements, including in circumstances requiring the Company to pay a termination fee; (v) the effect of the announcement or pendency of the proposed transaction on the Company’s business relationships, operating results and business generally; (vi) the risk that the proposed transaction disrupts the Company’s current plans and operations; (vii) the Company’s ability to retain and hire key personnel and maintain relationships with key business partners and customers, and others with whom it does business; (viii) risks related to diverting management’s attention from the Company’s ongoing business operations; (ix) significant or unexpected costs, charges or expenses resulting from the proposed transaction; (x) potential litigation relating to the proposed transaction that could be instituted against the parties to the transaction agreements or their respective directors, managers or officers, including the effects of any outcomes related thereto; (xi) uncertainties related to the continued availability of capital and financing and rating agency actions; (xii) certain restrictions during the pendency of the proposed transaction that may impact the Company’s ability to pursue certain business opportunities or strategic transactions; (xiii) uncertainty as to timing of completion of the proposed transaction; (xiv) the risk that the holders of Divested Asset Proceed Rights will receive less-than-anticipated payments or no payments with respect to the Divested Asset Proceed Rights after the closing of the proposed transaction and that such rights will expire valueless; (xv) the impact of adverse general and industry-specific economic and market conditions; and (xvi) other risks described in the Company’s filings with the SEC. Forward looking statements included herein are made only as of the date hereof and the Company does not undertake any obligation to update any forward-looking statements as a result of new information, future developments or otherwise, except as required by law. All forward-looking statements in this communication are qualified in their entirety by this cautionary statement.

5. INTERNATIONAL Internal Email to Team Members

Dear All,

You will have seen an email from our CEO Tim Wentworth this afternoon, in which he announced that WBA has reached an agreement with Sycamore Partners for it to acquire the WBA business and take the company private.

This is an important step forward for us. While I recognize this announcement is a significant development, it’s important to note that nothing is changing today. There are several regulatory approvals required, as well as a shareholder vote, before we close this transaction, which is expected to occur in the fourth quarter calendar year 2025. As we work through these steps:

•	We remain a public company and will continue to operate with excellence just as we do today;

•	Tim and the entire executive team continue to execute against our turnaround strategy;

•	We will continue to operate under Walgreens, Boots and our trusted portfolio of consumer brands;

•	WBA will maintain its global headquarters in the Chicago area, with dedicated team members in our various locations around the world; and

•	Your compensation and benefits remain the same.

Sycamore Partners is a leading private equity firm specialising in retail and consumer investments. Based in New York, it was founded in 2011 and has a long history of collaborating with management teams to grow the value of businesses.

With the consent of the Board, Stefano Pessina has entered into a reinvestment agreement with Sycamore. This means that, upon closing of the transaction, Stefano will continue to be a significant owner of the business, with Sycamore Partners.

I believe that Sycamore is the right partner for us as we continue our transformation. It brings helpful perspectives, creativity and a track record of successful investments in retailers navigating change.

Throughout our interactions, Sycamore has shown a great interest and belief in our International businesses and appreciation for our talented team members. It is supportive and confident in the steps we are taking, and in our leadership. This is testament to the strength of our business today and to your hard work, innovation and teamwork.

I really believe this is a strategic milestone for Boots UK & Ireland, for No7 Beauty Company, for Farmacias Benavides, for Boots Thailand, for China, and for our distribution and wholesale activities in Germany. Sycamore’s interest in Boots in the UK and Ireland (including our Opticians business) and globally reflects its confidence in the important role we play for our customers, patients, colleagues and communities.

Our journey is not over yet and we have many opportunities still to unlock. We will remain focused on our transformation: to further strengthen our position as the leading UK and Ireland beauty business – winning market share and new customers, evolving our pharmacy business into a leading patient-focused healthcare business, and enhancing our digital experience and store estate.

No7 Beauty Company has been playing a key part in Boots’ development and has enabled our brands across WBA to deploy their great potential.

I am confident that this transaction will benefit all our international businesses including our retail operations in China, Thailand and Mexico as well as our wholesaling and distribution activities in Germany. Alliance Healthcare Deutschland is a very important business for us, and coming from wholesaling, I truly value our role in wholesaling in the largest healthcare market in Europe.

Much consideration and care has been taken to get us here today. While we have made significant progress, we still have much more to do and will remain relentlessly focused on our transformation to unlock more opportunities. My message to all the teams across our International segment is clear: concentrate on executing against your current projects and remain focused on your day-to-day.

As we move through the transaction, we will ensure that we will communicate directly with you, and you will hear more from your respective leaders. In these types of situations, it is important that we speak with one voice. If stakeholders ask you about the transaction, you can reiterate that nothing changes today and our focus remains on serving our customers. Please understand that beyond this, only authorised spokespersons are allowed to communicate about the transaction on behalf of the Company, and you should escalate any enquiries to media@wba.com.

I want to take the opportunity to express my most sincere gratitude to all the teams that worked hard in preparation for the deal we have just announced.

During our long history we have had different owners that have supported the growth and development of the business to what it is today. What has and will always remain is a dedication to working together to deliver the very best in health, wellness and beauty for our customers and communities.

Kind regards,

Ornella Barra

EVP, Chief Operating Officer, International

Walgreens Boots Alliance

Additional Information and Where to Find It

In connection with the proposed transaction between Walgreens Boots Alliance, Inc. (the “Company”) and affiliates of Sycamore Partners Management, L.P. (“Sycamore Partners”), the Company will file with the Securities and Exchange Commission (the “SEC”) a definitive proxy statement on Schedule 14A relating to its special meeting of stockholders, which will be mailed to the Company’s stockholders, and the Company and certain affiliates of the Company will jointly file a transaction statement on Schedule 13E-3. The Company may file or furnish other documents with the SEC regarding the proposed transaction. INVESTORS ARE URGED TO CAREFULLY READ THE PROXY STATEMENT, THE SCHEDULE 13E-3 AND ANY OTHER RELEVANT DOCUMENTS FILED BY THE COMPANY IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, SYCAMORE PARTNERS AND THE PROPOSED TRANSACTION.

Stockholders may obtain free copies of the proxy statement and the Schedule 13E-3 (when available) and other documents the Company files with the SEC from the SEC’s website at www.sec.gov or through the Investors portion of the Company’s website at investor.walgreensbootsalliance.com under the link “Financials and Filings” and then under the link “SEC Filings” or by contacting the Company’s Investor Relations team by e-mail at Investor.Relations@wba.com.

Participants in the Solicitation

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in connection with the proposed transaction. Information regarding the Company’s directors and executive officers is contained in the Company’s proxy statement for its 2025 annual meeting of stockholders filed with the SEC on December 13, 2024 (https://www.sec.gov/ix?doc=/Archives/edgar/data/1618921/000155837024016214/tmb-20250130xdef14a.htm) under the sections entitled “Corporate governance,” “Security ownership of certain beneficial owners and management” and “Executive compensation.” To the extent that holdings of the Company’s securities have changed since the amounts set forth in the Company’s proxy statement for its 2025 annual meeting of stockholders, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Other information regarding the participants in the proxy solicitation and a description of their interests will be contained in the proxy statement and other relevant materials to be filed with the SEC relating to the proposed transaction. These documents can be obtained (when available) free of charge from the sources indicated above.

Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include all statements that do not relate solely to historical or current facts, such as statements regarding our expectations, intentions or strategies regarding the future. In some cases, you can identify forward-looking statements by the use of forward-looking terminology such as “accelerate,” “aim,” “ambition,” “anticipate,” “approximate,” “aspire,” “assume,” “believe,” “can,” “continue,” “could,” “create,” “enable,” “estimate,” “expect,” “extend,” “forecast,” “future,” “goal,” “guidance,” “intend,” “long-term,” “may,” “model,” “ongoing,” “opportunity,” “outlook,” “plan,” “position,” “possible,” “potential,” “predict,” “preliminary,” “project,” “seek,” “should,” “strive,” “target,” “transform,” “trend,” “vision,” “will,” “would,” and variations of these terms or other similar expressions, although not all forward-looking statements contain these words. Such statements include, but are not limited to, statements regarding the proposed transaction, our ability to consummate the proposed transaction on the expected timeline or at all, the anticipated benefits of the proposed transaction, and the terms, the impact of the proposed transaction on our future business, results of operations and financial condition and the scope of the expected financing in connection with the proposed transaction. Forward-looking statements are based on current estimates, assumptions and beliefs and are subject to known and unknown risks and uncertainties, many of which are beyond our control, that may cause actual results to vary materially from those indicated by such forward-looking statements. Such risks and uncertainties include, but are not limited to: (i) the risk that the proposed transaction may not be completed in a timely manner or at all; (ii) the ability of affiliates of Sycamore Partners to obtain the necessary financing arrangements set forth in the commitment letters received in connection with the proposed transaction; (iii) the failure to satisfy any of the conditions to the consummation of the proposed transaction, including the receipt of certain regulatory approvals and stockholder approval; (iv) the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the transaction agreements, including in circumstances requiring the Company to pay a termination fee; (v) the effect of the announcement or pendency of the proposed transaction on the Company’s business relationships, operating results and business generally; (vi) the risk that the proposed transaction disrupts the Company’s current plans and operations; (vii) the Company’s ability to retain and hire key personnel and maintain relationships with key business partners and customers, and others with whom it does business; (viii) risks related to diverting management’s attention from the Company’s ongoing business operations; (ix) significant or unexpected costs, charges or expenses resulting from the proposed transaction; (x) potential litigation relating to the proposed transaction that could be instituted against the parties to the transaction agreements or their respective directors, managers or officers, including the effects of any outcomes related thereto; (xi) uncertainties related to the continued availability of capital and financing and rating agency actions; (xii) certain restrictions during the pendency of the proposed transaction that may impact the Company’s ability to pursue certain business opportunities or strategic transactions; (xiii) uncertainty as to timing of completion of the proposed transaction; (xiv) the risk that the holders of Divested Asset Proceed Rights will receive less-than-anticipated payments or no payments with respect to the Divested Asset Proceed Rights after the closing of the proposed transaction and that such rights will expire valueless; (xv) the impact of adverse general and industry-specific economic and market conditions; and (xvi) other risks described in the Company’s filings with the SEC. Forward looking statements included herein are made only as of the date hereof and the Company does not undertake any obligation to update any forward-looking statements as a result of new information, future developments or otherwise, except as required by law. All forward-looking statements in this communication are qualified in their entirety by this cautionary statement.

6. INTERNATIONAL LinkedIn Repost from Boots

BOOTS TO REPOST WBA CORPORATE POST WITH BELOW MESSAGE:

Nearly 13 years ago, Alliance Boots became part of the Walgreens Boots Alliance family, joining forces to create the first global pharmacy-led, health and wellbeing enterprise. We’re proud of all that we have achieved together and are equally optimistic for our next chapter.

Being our customers’ first choice for health, wellness and beauty remains our top priority, and we look forward to continuing to serve all who entrust us with their care.

Additional Information and Where to Find It

In connection with the proposed transaction between Walgreens Boots Alliance, Inc. (the “Company”) and affiliates of Sycamore Partners Management, L.P. (“Sycamore Partners”), the Company will file with the Securities and Exchange Commission (the “SEC”) a definitive proxy statement on Schedule 14A relating to its special meeting of stockholders, which will be mailed to the Company’s stockholders, and the Company and certain affiliates of the Company will jointly file a transaction statement on Schedule 13E-3. The Company may file or furnish other documents with the SEC regarding the proposed transaction. INVESTORS ARE URGED TO CAREFULLY READ THE PROXY STATEMENT, THE SCHEDULE 13E-3 AND ANY OTHER RELEVANT DOCUMENTS FILED BY THE COMPANY IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, SYCAMORE PARTNERS AND THE PROPOSED TRANSACTION.

Stockholders may obtain free copies of the proxy statement and the Schedule 13E-3 (when available) and other documents the Company files with the SEC from the SEC’s website at www.sec.gov or through the Investors portion of the Company’s website at investor.walgreensbootsalliance.com under the link “Financials and Filings” and then under the link “SEC Filings” or by contacting the Company’s Investor Relations team by e-mail at Investor.Relations@wba.com.

Participants in the Solicitation

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in connection with the proposed transaction. Information regarding the Company’s directors and executive officers is contained in the Company’s proxy statement for its 2025 annual meeting of stockholders filed with the SEC on December 13, 2024 (https://www.sec.gov/ix?doc=/Archives/edgar/data/1618921/000155837024016214/tmb-20250130xdef14a.htm) under the sections entitled “Corporate governance,” “Security ownership of certain beneficial owners and management” and “Executive compensation.” To the extent that holdings of the Company’s securities have changed since the amounts set forth in the Company’s proxy statement for its 2025 annual meeting of stockholders, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Other information regarding the participants in the proxy solicitation and a description of their interests will be contained in the proxy statement and other relevant materials to be filed with the SEC relating to the proposed transaction. These documents can be obtained (when available) free of charge from the sources indicated above.

Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include all statements that do not relate solely to historical or current facts, such as statements regarding our expectations, intentions or strategies regarding the future. In some cases, you can identify forward-looking statements by the use of forward-looking terminology such as “accelerate,” “aim,” “ambition,” “anticipate,” “approximate,” “aspire,” “assume,” “believe,” “can,” “continue,” “could,” “create,” “enable,” “estimate,” “expect,” “extend,” “forecast,” “future,” “goal,” “guidance,” “intend,” “long-term,” “may,” “model,” “ongoing,” “opportunity,” “outlook,” “plan,” “position,” “possible,” “potential,” “predict,” “preliminary,” “project,” “seek,” “should,” “strive,” “target,” “transform,” “trend,” “vision,” “will,” “would,” and variations of these terms or other similar expressions, although not all forward-looking statements contain these words. Such statements include, but are not limited to, statements regarding the proposed transaction, our ability to consummate the proposed transaction on the expected timeline or at all, the anticipated benefits of the proposed transaction, and the terms, the impact of the proposed transaction on our future business, results of operations and financial condition and the scope of the expected financing in connection with the proposed transaction. Forward-looking statements are based on current estimates, assumptions and beliefs and are subject to known and unknown risks and uncertainties, many of which are beyond our control, that may cause actual results to vary materially from those indicated by such forward-looking statements. Such risks and uncertainties include, but are not limited to: (i) the risk that the proposed transaction may not be completed in a timely manner or at all; (ii) the ability of affiliates of Sycamore Partners to obtain the necessary financing arrangements set forth in the commitment letters received in connection with the proposed transaction; (iii) the failure to satisfy any of the conditions to the consummation of the proposed transaction, including the receipt of certain regulatory approvals and stockholder approval; (iv) the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the transaction agreements, including in circumstances requiring the Company to pay a termination fee; (v) the effect of the announcement or pendency of the proposed transaction on the Company’s business relationships, operating results and business generally; (vi) the risk that the proposed transaction disrupts the Company’s current plans and operations; (vii) the Company’s ability to retain and hire key personnel and maintain relationships with key business partners and customers, and others with whom it does business; (viii) risks related to diverting management’s attention from the Company’s ongoing business operations; (ix) significant or unexpected costs, charges or expenses resulting from the proposed transaction; (x) potential litigation relating to the proposed transaction that could be instituted against the parties to the transaction agreements or their respective directors, managers or officers, including the effects of any outcomes related thereto; (xi) uncertainties related to the continued availability of capital and financing and rating agency actions; (xii) certain restrictions during the pendency of the proposed transaction that may impact the Company’s ability to pursue certain business opportunities or strategic transactions; (xiii) uncertainty as to timing of completion of the proposed transaction; (xiv) the risk that the holders of Divested Asset Proceed Rights will receive less-than-anticipated payments or no payments with respect to the Divested Asset Proceed Rights after the closing of the proposed transaction and that such rights will expire valueless; (xv) the impact of adverse general and industry-specific economic and market conditions; and (xvi) other risks described in the Company’s filings with the SEC. Forward looking statements included herein are made only as of the date hereof and the Company does not undertake any obligation to update any forward-

looking statements as a result of new information, future developments or otherwise, except as required by law. All forward-looking statements in this communication are qualified in their entirety by this cautionary statement.

7. SENIOR LEADERS TOOLKIT – OVERVIEW AND Q&A

Overview

Last night, we announced that Walgreens Boots Alliance has entered into an agreement to be acquired by Sycamore Partners, a leading private equity firm specialising in retail and consumer investments. Based in New York, they were founded in 2011 and have a long history of collaborating with management teams to grow the value of businesses. Today’s agreement means that, following the close of the transaction, WBA will no longer be a public company and will become private. This is expected to take place in the fourth quarter of this calendar year.

With the consent of the Board, Stefano Pessina has entered into a reinvestment agreement with Sycamore. This means that, upon closing of the transaction, Stefano will continue to be a significant owner of the business, with Sycamore Partners.

This is an important step forward for WBA International and Boots and No7 Beauty Company, as all our international businesses and brands are included within the announcement.

We believe Sycamore is the right partner for us as we continue our transformation. They are collaborative retail and consumer experts and bring objective outside perspective, creativity and expertise in business transformation. Sycamore has a track record of working with businesses to deliver exceptional customer and colleague experiences and successfully nurture and grow leading brands. Sycamore has shown a great interest and belief in our international businesses. They are supportive and confident in the steps we are taking, and in our leadership.

Much consideration and care has been taken to get us here today. We have trusted businesses and brands within our portfolio, and we want to ensure we are well set up to remain at the forefront of delivering outstanding service to our communities for generations to come.

As one of the UK’s most trusted and respected brands with over 175 years’ experience in health, wellness and beauty, Boots and No7 Beauty Company are fantastic businesses that continue to thrive. We have been executing a significant transformation and our customers are responding well.

We remain deeply focused on becoming the leading UK and Ireland beauty business – winning market share and new customers, evolving our pharmacy business into a leading patient-focused healthcare business, and enhancing our digital experience and store estate.

While we have made significant progress, we still have much more to do and will remain relentlessly focused on our transformation to unlock more opportunities. We are confident that we have the right strategy and team in place and strong positive momentum behind us.

Sycamore recognises the value of our businesses and is committed to our iconic brands. They have great appreciation for our over 51,000 talented colleagues. With their support we will continue our transformation to innovate fast for our customers and patients, while benefitting from increased agility in a private company framework.

It is important to note that nothing is changing today. There are still several significant steps to go through, including shareholder approval by WBA and regulatory approvals, and we expect the transaction to close in the fourth quarter of calendar year 2025.

As we work through these steps: we remain a public company and will continue to operate under Walgreens, Boots, No7 Beauty Company and our trusted portfolio of businesses and brands. WBA will maintain its headquarters in the Chicago area, and Boots and No7 Beauty Company in Nottingham, London and Dublin. Your compensation and benefits remain the same (see Q&A on shareholdings). We will continue to contribute to the communities in which we operate today.

During our long history, we have had different owners that have supported the growth and development of the company to what it is today. What has, and will always remain, is a dedication to working together to deliver the very best in health and beauty for our customers and communities.

•

We are pausing speaking engagements. For the foreseeable future, no one is authorised to participate in any form of public speaking engagement. No matter the forum (whether it be trade-focused or financially-focused), external audiences are bound to ask questions regarding the transaction. By pausing our participation, we will ensure our external messaging on the transaction remains consistent. All speaking engagements must be re-evaluated and approved by corporate communications. We will re-evaluate this policy once we have reached certain milestones in the transaction. Please do not approve any speaking requests from your teams.

•

Be responsive and supportive. Your teams will look to you for your guidance and context. How you talk about the transaction will influence how our team members and other stakeholders respond. Be sensitive to employees’ needs and listen to their concerns. Remain confident, positive and forward-looking about the news, and encourage them to do the same.

•

Our priorities, roles and day-to-day responsibilities remain the same. Until the transaction closes, we will continue to operate as an independent, publicly traded company. Teams should stay focused on their day-to-day responsibilities.

•

It is important we speak with one voice. This announcement will likely lead to enquiries from the media and other third parties. Consistent with company policy, please direct any enquiries you receive from the media to: media.enquiries@boots.co.uk

Team Member Talking Points

Below are key messages to assist you in your conversations with team members.

What Was Announced

•	WBA has entered into an agreement to be acquired by Sycamore, a leading private equity specialising in the retail and consumer sectors.

•

With the consent of the Board, Stefano Pessina has entered into a reinvestment agreement with Sycamore. This means that, upon closing of the transaction, Stefano will continue to be a significant owner of the business, with Sycamore Partners.

•

Upon completion of the transaction, which we expect to occur in the fourth quarter of the calendar year 2025, WBA will become a private company. That includes all our international businesses and brands including Boots and No7 Beauty Company.

•	This is an important milestone that will help us continue our transformation to innovate fast for our customers and patients.

Information about Sycamore

•	Sycamore has a long history of collaborating with management teams to grow the value of businesses.

•

In the run up to this transaction, Sycamore spent considerable time getting to know our business, meeting with leaders and the Board and visiting stores around the world. We are confident that they are the right partners as we continue our transformation.

•	They have successfully grown leading brands by innovating to enhance customer and colleague experiences. Examples include Staples, Talbots, Ann Taylor/LOFT and RONA (formerly Lowe’s Canada).

What this means for our Boots and No7 Beauty Company businesses

•	Sycamore’s investment reflects their confidence in the important role we play for our customers, patients, colleagues and communities.

•	They have shown strong interest and belief in our international businesses and Boots and No7 Beauty Company and are supportive and confident in the steps we are taking.

•	We have taken them out to see our stores and pharmacies, shown them all the details of the journey we have been on, and the strategy and transformation plans we have in place.

•	They recognise the value of our businesses and are committed to our brands and the critical role we play in our communities.

•	This is testament to the strength of every business within our portfolio and to your hard work, innovation and teamwork.

•	Our transformation is working, our customers and partners are responding well.

•

However, our journey is not over yet and we have many opportunities still to unlock. We have a strong strategy in place. We also have a superb team of colleagues across the UK and Ireland with deep expertise and passion of care for our communities.

•	All of these are well recognised and valued by Sycamore.

•	We know we have a lot to do over the coming months and years to stay ahead and we are confident that Sycamore will be a great partner to help us to do this.

What This Means for Colleagues

•	While this transaction will bring about a change in ownership, it does not change who we are, what we do, or our values.

•	Sycamore understands the talent and dedication of our more than 51,000 team members who make Boots and No7 Beauty Company such an integral part of the lives of our customers and patients.

•	We recognise today’s announcement is a significant development, however it’s important to note that nothing is changing today.

•	There are several approvals required before we complete this transaction in what we estimate to be the fourth quarter of the calendar year.

•	As we work through these steps, we remain a public company and will continue to operate with excellence just as we do today.

•	Chicago remains WBA headquarters, Nottingham, London and Dublin ours. We will continue to contribute to the communities in which we operate today.

•	Our business priorities, roles and responsibilities will continue as usual, and we all should stay focused on our day-to-day responsibilities.

•	That includes all our strategic, transformation and trading initiatives. Nothing changes and we know we mustn’t let this distract us.

•	We are committed to keeping you informed. As we reach key milestones, we will communicate directly with you.

Closing

•	Thank you for your continued commitment to Boots and No7 Beauty Company.

•

Over our 175 years we have had different owners – what has always remained is a dedication to working together, as one team, to deliver the very best in health and beauty for our customers and colleagues.

Senior Leader FAQ

1.	What does this mean for me? Will this announcement have an immediate impact on day-to-day operations or my responsibilities at Boots / No7 Beauty Company?

•	While we recognise this announcement is a significant development, it’s important to note that nothing is changing today.

•

There are a number of approvals required before we complete this transaction in what we estimate to be in the fourth quarter of calendar year 2025. As we work through these steps, we remain a public company and will continue to operate with excellence just as we do today.

•

As we work through this phase, we remain part of a public company and we will continue to operate under Walgreens, Boots, No7 Beauty Company and our trusted portfolio of businesses and brands as we do today.

•	Our business priorities, roles and responsibilities continue as usual. We remain laser focused on continuing our successful transformation journey.

•	We ask that you remain focused on what you do best – serving our customers, patients and communities.

•	We will continue to communicate directly with you as we reach key milestones in the transaction and have any updates to share.

2.	Will there be redundancies as a result of today’s announcement?

•	We are committed to continuously evaluating our talent and structure over time to being as transparent as possible about any future changes. There are no changes today.

3.	Should we expect any changes to compensation or benefits?

•	While we recognise this announcement is a significant development, it’s important to note that nothing is changing today.

•	Once the transaction is closed, which we expect to occur in the fourth quarter of calendar year 2025, most of the benefits that matter most to you will continue unchanged.

•	Your salary and most of your benefits should not be impacted as a result of this transaction

o	Including, for those eligible, medical and other insurance, paid time off, defined contribution retirement plan, severance and employee discounts; and

o	Your accruals for years of service, as well as your progress towards annual deductibles.

•

For those who are bonus eligible, your FY25 bonus won’t be impacted – it will be paid based on performance against plan. We are currently tracking ahead of plan, which would mean payout above target if we keep it up.

o	We also expect that your target bonus amount for FY26 and beyond will not change as a result of the transaction.

4.	Is our leadership changing?

•	Tim Wentworth, Ornella Barra and Anthony Hemmerdinger are committed to WBA, WBA International and Boots, respectively, and are excited about what this transaction means for our long-term future.

5.	What will Stefano Pessina’s involvement be going forward? What does his rollover agreement mean?

•	Stefano will reinvest the cash he is receiving as a WBA shareholder into the acquiring company.

•	This means that upon closing of the transaction, Stefano will continue to be a significant owner of the business, alongside Sycamore Partners.

6.	Are the corporate Boots and No7 Beauty Company HQ remaining in Nottingham/London/Dublin?

•	Our headquarters will remain in Nottingham, London and Dublin, and we will continue contributing to the communities in which we operate today.

7.	Can we still recruit for open roles and open new roles?

•	There are no changes to our hiring policy.

•	We continue to evaluate all roles to ensure they align with our current business needs and strategy.

8.	If Applicable: I own shares in WBA. What will happen to employee stock? What happens to equity that has been granted, but is unvested?

•	While we recognise this announcement is a significant development, it’s important to note that nothing is changing today.

•	Once the transaction is closed, which we expect to occur in the fourth quarter calendar year 2025, most of the benefits that matter most to you will continue unchanged.

•	For those who currently own vested or unvested shares in WBA:

o

If you own shares in WBA that are vested, you will keep those shares. Upon close, you’ll receive $11.45 in cash per share as well as the right to receive up to $3.00 in cash per share from future monetisation of the VillageMD business.

o

If you hold RSUs in WBA that are unvested, the vesting conditions remain unchanged. Upon close they will convert to cash-based awards at the transaction value (including both components described above), subject to your existing vesting schedule.

o

If you hold PSUs in WBA that are unvested, upon close, the performance targets will be considered fully achieved at the target level. Those shares will convert to cash-based awards at the transaction value (including both components described above), subject to your existing time-based vesting schedule.

•	For those who are currently eligible for equity compensation, after close, your annual stock award will be replaced by a new long-term incentive program put in place by Sycamore:

o	Sycamore understands the importance of aligning incentives through a long-term incentive program.

o

While private company programs differ from public company programs in important ways, Sycamore aims to offer you the opportunity to earn as much or more as you would have earned under the current program, subject to company performance.

o	Sycamore has implemented similar programs across every company they partner with; these typically offer a combination of the following depending on your role and seniority:

•	Shares in the privately-held company, or
•	Cash awards (incremental to annual cash bonuses), which may or may not be tied to company performance

o	Details of the new program will be communicated as it is finalised in the coming months.

9.	Will I continue to be subject to trading windows?

•	As a general rule there are no restrictions on team members transacting stock based on material information that is publicly disclosed, such as this transaction announcement.

•	Until close, we will continue to operate as a public company.

•	Team members who have material information that is not publicly disclosed, are subject to all trading windows and restrictions until the acquisition closes.

•

For assistance with WBA stock held at Fidelity, please contact a Fidelity Stock Plan Representative at 1-800-544-9354, available from Sunday 5:00 p.m. through midnight on Friday EST (excluding all New York Stock Exchange holidays except Good Friday). If your WBA stock is held with a different broker, you will need to contact that broker.

10.	Can you explain how shareholders can participate in the monetisation of VillageMD?

•

The non-transferable right allows shareholders to receive additional payment if a certain event occurs. In this case, each WBA share will receive one non-transferable right, which will entitle its holder to up to $3.00 in cash per WBA share from the future monetisation of WBA’s debt and equity interests in VillageMD, which includes the Village Medical, Summit Health and CityMD.

•	However, there can be no assurances that a sale will occur, and no assurances as to the timing, terms or amount of proceeds from any potential sale.

11.	When can we anticipate more clarity on details of what this means for me?

•

This transaction is expected to close in the fourth quarter of calendar year 2025 and there are a number of approvals required before we complete this transaction. As we work through these steps, we remain a public company and will continue to operate with excellence just as we do today.

•	We ask that you continue to do what you do best – serving our customers, patients and communities.

•	We will continue to communicate directly with you as we reach key milestones in the transaction.

12.	What does this mean for the patients and consumers that rely on us?

•	We are honoured to serve all those who entrust us with their care and doing so to the best of our ability remains our top priority. This will not change.

•	Our colleagues, pharmacists, beauty specialists, opticians and boots.com teams are dedicated to supporting customer and patient needs every day and we remain committed to the communities we serve.

•	Customers and patients can continue to shop or visit us as they do today - all our trusted services, products, Advantage Card benefits and delivery options remain fully available.

•

Sycamore recognises the value of our businesses and are committed to the critical role we play across the UK and Ireland, our iconic brands, our talented colleagues and the communities we serve – both today and in the future.

•	We ask that you continue to do what you do best – serving our customers, patients and communities.

13.	When can I expect more information?

•	We will continue to communicate directly as we reach key milestones in the transaction.

•	We encourage all team members to join the upcoming balcony briefing.

General

14.	What was announced today?

•	WBA has agreed to be acquired by Sycamore Partners, a New York based private equity firm specialising in retail and consumer investments.

•

With the consent of the Board, Stefano Pessina has entered into a reinvestment agreement with Sycamore. This means that, upon closing of the transaction, Stefano will continue to be a significant owner of the business, with Sycamore Partners.

•	The announcement means that, once the agreement closes, WBA will no longer be a public company and will become private.

•	The agreement includes all our international businesses and brands including Boots and No7 Beauty Company.

•

Much consideration and care has been taken to bring us to this announcement today. We have trusted businesses and brands within our portfolio, and we want to ensure we are well set up to remain at the forefront of delivering exceptional service to our communities for generations to come.

•	This is an important milestone that will help us continue our transformation and innovate faster for our customers and patients.

15.	Who is Sycamore and what do they do?

•	Sycamore is a leading private equity firm specialising in retail and consumer investments. They support management teams in driving value of the businesses they invest in.

•	They have spent considerable time getting to know our business, meeting with leaders and the Board and visiting stores around the world.

•	They are collaborative and bring objective outside perspectives, creativity and a track record of successful investments in retailers navigating change.

•	Examples include Staples, Talbots, Ann Taylor/LOFT and RONA (formerly Lowe’s Canada).

16.	Why this agreement, now?

•	In the run up to this transaction, Sycamore spent considerable time getting to know our business, meeting with leaders and the Board and visiting stores around the world.

•	Together with Sycamore, we will be able to continue our transformation as we innovate faster for our customers and patients.

•	Their investment in us reflects their confidence in the important role we play for our customers, patients, colleagues and communities – both today and in the future.

•

We have a strong strategy in place and positive momentum behind us. We have strong and clear plans to develop our customer and colleague experiences. We also have you, our very talented team members who provide exceptional service to our customers and patients every day.

•

All of these are well recognised and valued by Sycamore. They are excited by what they see in our journey to date and plans ahead. They are committed to our brands, our talented colleagues and the communities we serve.

17.	What companies has Sycamore owned?

•	Sycamore has a track record of successful investments in retailers navigating change, including companies such as Staples, Talbots, Ann Taylor/LOFT and RONA (formerly Lowe’s Canada).

18.	What are the benefits to us of being a private company vs. a public company? Does this mean we are a private company today?

•	While this announcement is a significant development, it’s important to note that nothing is changing today.

•	There are a number of approvals required before we complete this transaction in what we estimate to be in the fourth quarter of calendar year 2025.

•	As we work through these steps, we remain a public company and will continue to operate with excellence just as we do today.

•

Ultimately, we expect that operating as a private company will enable us to continue to execute and accelerate our transformation plan and further enhance the customer, patient and team member experience.

19.	Are there differences we will notice as a private company? Does this change Boots or No7 Beauty Company’s strategy?

•	As we transition from a publicly listed company to a private company, there will be some duties related to being a publicly traded company that will not be required as a private company.

•	Our most important responsibility – serving customers and patients – will not change. Nor does our strategy.

•	We remain relentlessly focused on our transformation plans and day-to-day business.

20.	What is the timeline to close? What do I need to do between now and close?

•	This transaction is expected to close in the fourth quarter of calendar year 2025.

•	While we recognise this announcement is a significant development, it’s important to note that nothing is changing today.

•	As we work through these steps, we remain a public company and will continue to operate with excellence just as we do today.

•	We ask that you continue to do what you do best – serving our customers, patients and communities.

21.	What happens if the deal is not approved and the transaction doesn’t close?

•	We’re not going to speculate on hypotheticals. We’re confident in the value this transaction will provide for all of our stakeholders, and our path ahead.

•

In any event, we remain focused on executing against our transformation plans and while we have made significant progress, we still have much more to do. We are confident that we have the right strategy and team in place and strong positive momentum behind us.

Additional Information and Where to Find It

In connection with the proposed transaction between Walgreens Boots Alliance, Inc. (the “Company”) and affiliates of Sycamore Partners Management, L.P. (“Sycamore Partners”), the Company will file with the Securities and Exchange Commission (the “SEC”) a definitive proxy statement on Schedule 14A relating to its special meeting of stockholders, which will be mailed to the Company’s stockholders, and the Company and certain affiliates of the Company will jointly file a transaction statement on Schedule 13E-3. The Company may file or furnish other documents with the SEC regarding the proposed transaction. INVESTORS ARE URGED TO CAREFULLY READ THE PROXY STATEMENT, THE SCHEDULE 13E-3 AND ANY OTHER RELEVANT DOCUMENTS FILED BY THE COMPANY IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, SYCAMORE PARTNERS AND THE PROPOSED TRANSACTION.

Stockholders may obtain free copies of the proxy statement and the Schedule 13E-3 (when available) and other documents the Company files with the SEC from the SEC’s website at www.sec.gov or through the Investors portion of the Company’s website at investor.walgreensbootsalliance.com under the link “Financials and Filings” and then under the link “SEC Filings” or by contacting the Company’s Investor Relations team by e-mail at Investor.Relations@wba.com.

Participants in the Solicitation

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in connection with the proposed transaction. Information regarding the Company’s directors and executive officers is contained in the Company’s proxy statement for its 2025 annual meeting of stockholders filed with the SEC on December 13, 2024 (https://www.sec.gov/ix?doc=/Archives/edgar/data/1618921/000155837024016214/tmb-20250130xdef14a.htm) under the sections entitled “Corporate governance,” “Security ownership of certain beneficial owners and management” and “Executive compensation.” To the extent that holdings of the Company’s securities have changed since the amounts set forth in the Company’s proxy statement for its 2025 annual meeting of stockholders, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Other information regarding the participants in the proxy solicitation and a description of their interests will be contained in the proxy statement and other relevant materials to be filed with the SEC relating to the proposed transaction. These documents can be obtained (when available) free of charge from the sources indicated above.

Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include all statements that do not relate solely to historical or current facts, such as statements regarding our expectations, intentions or strategies regarding the future. In some cases, you can identify forward-looking statements by the use of forward-looking terminology such as “accelerate,” “aim,” “ambition,” “anticipate,” “approximate,” “aspire,” “assume,” “believe,” “can,” “continue,” “could,” “create,” “enable,” “estimate,” “expect,” “extend,” “forecast,” “future,” “goal,” “guidance,” “intend,” “long-term,” “may,” “model,” “ongoing,” “opportunity,” “outlook,” “plan,” “position,” “possible,” “potential,” “predict,” “preliminary,” “project,” “seek,” “should,” “strive,” “target,” “transform,” “trend,” “vision,” “will,” “would,” and variations of these terms or other similar expressions, although not all forward-looking statements contain these words. Such statements include, but are not limited to, statements regarding the proposed transaction, our ability to consummate the proposed transaction on the expected timeline or at all, the anticipated benefits of the proposed transaction, and the terms, the impact of the proposed transaction on our future business, results of operations and financial condition and the scope of the expected financing in connection with the proposed transaction. Forward-looking statements are based on current estimates, assumptions and beliefs and are subject to known and unknown risks and uncertainties, many of which are beyond our control, that may cause actual results to vary materially from those indicated by such forward-looking statements. Such risks and uncertainties include, but are not limited to: (i) the risk that the proposed transaction may not be completed in a timely manner or at all; (ii) the ability of affiliates of Sycamore Partners to obtain the necessary financing arrangements set forth in the commitment letters received in connection with the proposed transaction; (iii) the failure to satisfy any of the conditions to the consummation of the proposed transaction, including the receipt of certain regulatory approvals and stockholder approval; (iv) the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the transaction agreements, including in circumstances requiring the Company to pay a termination fee; (v) the effect of the announcement or pendency of the proposed transaction on the Company’s business relationships, operating results and business generally; (vi) the risk that the proposed transaction disrupts the Company’s current plans and operations; (vii) the Company’s ability to retain and hire key personnel and maintain relationships with key business partners and customers, and others with whom it does business; (viii) risks related to diverting management’s attention from the Company’s ongoing business operations; (ix) significant or unexpected costs, charges or expenses resulting from the proposed transaction; (x) potential litigation relating to the proposed transaction that could be instituted against the parties to the transaction agreements or their respective directors, managers or officers, including the effects of any outcomes related thereto; (xi) uncertainties related to the continued availability of capital and financing and rating agency actions; (xii) certain restrictions during the pendency of the proposed transaction that may impact the Company’s ability to pursue certain business opportunities or strategic transactions; (xiii) uncertainty as to timing of completion of the proposed transaction; (xiv) the risk that the holders of Divested Asset Proceed Rights will receive less-than-anticipated payments or no payments with respect to the Divested Asset Proceed Rights after the closing of the proposed transaction and that such rights will expire valueless; (xv) the impact of adverse general and industry-specific economic and market conditions; and (xvi) other risks described in the Company’s filings with the SEC. Forward looking statements included herein are made only as of the date hereof and the Company does not undertake any obligation to update any forward-looking statements as a result of new information, future developments or otherwise, except as required by law. All forward-looking statements in this communication are qualified in their entirety by this cautionary statement.

8. INTERNATIONAL Store Manager Message and Q&A

Store Manager Talking Points

Below are key messages to assist you in your conversations with store team members.

What Was Announced / Why Pursue this Transaction

•	Walgreens Boots Alliance has entered into an agreement to be acquired by Sycamore Partners, a leading private equity firm specialising in retail and consumer investments.

•	Following the close of this transaction, which is expected in the fourth quarter of calendar year 2025, WBA will no longer be a public company and will become private.

•

With the consent of the Board, Stefano Pessina has entered into a reinvestment agreement with Sycamore. This means that, upon closing of the transaction, Stefano will continue to be a significant owner of the business, with Sycamore Partners.

•	This is an important step forward for Walgreens, Boots and No7 Beauty Company, as all of WBA’s international businesses and brands are included within the announcement.

•

Much consideration and care has been taken to bring us to this announcement. We have trust in our businesses and brands within our portfolio, and we want to ensure we are well set up to remain at the forefront of delivering outstanding service to our communities for generations to come.

•	The WBA Board is confident that this new ownership model will enable WBA, including Boots and No7 Beauty Company, to fulfil our potential and the great opportunities we have still to unlock.

Information about Sycamore

•	Founded in 2011, Sycamore is a leading private equity firm based in New York who supports management teams to drive value in the businesses they invest in.

•	They are collaborative and bring objective outside perspectives, creativity and a track record of successful investments in retailers navigating change.

•	Examples include Staples, Talbots, Ann Taylor/LOFT and RONA (formerly Lowe’s Canada).

What does this mean for our Boots and No7 Beauty Company businesses?

•	In the run up to this transaction, Sycamore spent considerable time getting to know our business, meeting with leaders and the Board and visiting stores around the world.

•	They are supportive and confident in the steps we are taking, and in our leadership. This is testament to your hard work, innovation and teamwork.

•	While we have made significant progress, we still have much more to do and will remain relentlessly focused on our transformation to unlock more opportunities.

•	We are confident that we have the right strategy and team in place and strong, positive momentum behind us.

•	Sycamore recognises the value in our businesses, is committed to our brands and has great appreciation for our over 51,000 talented colleagues.

•	With their support, we will be able to continue our transformation and innovate faster for customers and patients and enrich their experience.

What This Means for Team Members / Next Steps

•	While we recognise this announcement is a significant development, it’s important to note that nothing is changing today.

•	There are several approvals required before the close of this transaction in what we estimate to be the fourth quarter of this calendar year, 2025.

•	For now, we remain a public company.

•	Tim, Ornella and the entire executive team continue to execute against our turnaround strategy.

•	The Company will continue to operate under Walgreens, Boots, No7 Beauty Company and our trusted portfolio of consumer brands.

•	We expect to continue to contribute to the communities in which we operate, as we do today.

•	Our business priorities, roles and responsibilities continue as usual. We remain laser focused on continuing our successful transformation journey.

•	We ask that you remain focused on what you do best – serving our customers, patients and communities.

•	We are committed to keeping you informed and will continue to communicate directly with you as we have any updates to share.

•	Sycamore’s conviction in the important role we play for our customers, patients and our communities – both today and in the future – is a direct result of your contributions and hard work.

•

Over our 175 years we have had different owners – what has always remained is a dedication to working together, as one team, to deliver the very best in health and beauty for our customers and colleagues.

•	Our colleagues, pharmacists, beauty specialists and boots.com teams are dedicated to supporting customer and patient needs every day and we remain committed to the communities we serve.

•

Customers and patients can continue to shop or visit us as they do today—all our trusted services, products, Advantage Card benefits, pharmacies, stores, online sites and delivery options are fully available.

Closing

•	Thank you for your commitment and dedication to Boots and No7 Beauty.

Team Member Q&A (For Verbal Cascade only by Store Managers)

1.	What does this mean for me? Will this announcement have an immediate impact on day-to-day operations or my responsibilities at Boots/No7 Beauty Company?

•	No, it will not. This announcement does not change how we do things today and we remain fully focused on our day-to-day priorities.

•	This announcement is the first step in a process. There are a number of regulatory approvals required before the transaction closes. This is expected to be in the fourth quarter of calendar year 2025.

•	For now, we remain part of a public company and will continue to operate with excellence just as we do today.

•	Tim and Ornella are committed to WBA and are excited about what this transaction means for our long-term future.

•	Importantly – there is nothing changing today. Tim, Ornella and the entire executive team continue to execute against our turnaround strategy.

•	Please stay focused on doing what you do best – serving the needs of our customers and patients every day.

•	We expect to continue to contribute to the communities in which we operate as we do today.

•	Our business priorities, roles and responsibilities continue as usual.

•	We ask that you remain focused on what you do best – serving our customers, patients and communities.

•	We will continue to communicate directly with you as we have any updates to share.

2.	Will there be redundancies as a result of today’s announcement?

•	There are no changes to roles and working patterns as a result of today’s announcement.

3.	Should we expect any changes to pay or benefits?

•	As we move through this process of closing this transaction, your compensation and benefits remain the same.

4.	Is our leadership changing?

•	Tim Wentworth, Ornella Barra and Anthony Hemmerdinger are committed to WBA, WBA International and Boots, respectively, and are excited about what this transaction means for our long-term future.

•	Please stay focused on doing what you do best – serving the needs of our customers and patients every day.

5.	Is the corporate Boots and No7 Beauty Company HQ remaining in Nottingham/London/Dublin?

•	Our headquarters will remain in Nottingham, London and Dublin, and we will continue contributing to the communities in which we operate today.

6.	When can I expect more information?

•	We will continue to communicate directly with you as we have any updates to share.

•	We encourage all team members to watch the upcoming balcony briefing (date to follow) or the video that follows.

CUSTOMERS

7.	What does this mean for the patients and consumers that rely on us?

•	We are honoured to serve all those who entrust us with their care and doing so to the best of our ability remains our top priority. This will not change.

•

Our colleagues, pharmacists, beauty specialists, opticians, audiologists and boots.com teams are dedicated to supporting customer and patient needs every day and we remain committed to the communities we serve.

•

Customers and patients can continue to shop or visit us as they do today - all our trusted services, products, Advantage Card benefits, pharmacies, stores, online sites and delivery options are fully available.

•	Sycamore recognises the value of our business and are committed to the critical role we play across the UK and Ireland, our brands, our talented colleagues and the communities we serve.

•	We ask that you continue to do what you do best – serving our customers, patients and communities.

•	We will continue to communicate directly with you as we have any updates to share.

STORES

8.	What changes will it mean for me and for my store?

•	There are no changes for you or our store as a result of this announcement.

•	We ask that you continue to do what you do best – serving our customers, patients and communities.

•	We remain committed to the critical role we play in our communities and our brands.

•	We will keep you updated as the process progresses.

9.	Is this a cost-cutting exercise?

•	No.

•	With Sycamore’s support, Boots and No7 Beauty Company will continue our transformation to innovate faster for our customers and patients and enrich their experience.

•	We believe this next chapter will ensure we are well set up to remain at the forefront of delivering outstanding service to our communities for generations to come.

10.	Will it lead to more store closures?

•	There are no current plans to close any stores as a result of this announcement.

GENERAL

11.	What was announced today?

•	WBA announced that it has reached an agreement to be acquired by Sycamore, a leading private equity firm specialising in retail and consumer investments.

•	The agreement includes all our international businesses and brands including Boots and No7 Beauty Company.

•

With the consent of the Board, Stefano Pessina has entered into a reinvestment agreement with Sycamore. This means that, upon closing of the transaction, Stefano will continue to be a significant owner of the business, with Sycamore Partners.

•

Much consideration and care has been taken to bring us to this announcement today. We have wonderful, trusted businesses and brands within our portfolio, and we want to ensure we are well set up to remain at the forefront of delivering exceptional service to our communities for generations to come.

•	This is an important step forward for us. With their support, we will be able to continue our transformation and innovate faster for our customers and patients.

12.	Who is Sycamore?

•	Sycamore is a leading private equity firm specialising in retail and consumer investments with a long history of collaborating with management teams to grow the value of businesses.

•	In the run up to this transaction, Sycamore spent considerable time getting to know our business, meeting with leaders and the Board and visiting stores around the world.

•	They are collaborative and bring objective outside perspectives, creativity and a track record of successful investments in retailers navigating change.

•	Examples include Staples, Talbots, Ann Taylor/LOFT and RONA (formerly Lowe’s Canada).

13.	Why are we making this change now?

•	In the run up to this transaction, Sycamore spent considerable time getting to know our business, meeting with leaders and the Board and visiting stores around the world.

•	Together with Sycamore, we will continue our transformation and innovate faster for our customers and patients.

•	Sycamore’s investment reflects their conviction in the important role we play for our customers, patients, colleagues and communities.

•

We have a strong strategy in place and positive momentum behind us. We have clear plans to develop our customer and colleague experiences. We also have you, our very talented team members who provide exceptional service to our customers and patients every day.

•

All of these are well recognised and valued by Sycamore. They are excited by what they see in our journey to date and plans ahead. They are committed to our brands, our talented colleagues and the communities we serve.

14.	What companies has Sycamore taken private?

•	Sycamore has a track record of successful investments in retailers navigating change, including leading companies such as Staples, Talbots, Ann Taylor/LOFT and RONA (formerly Lowe’s Canada).

15.	What are the benefits to us of being a private company vs. a public company? Does this mean we are a private company today?

•	While this announcement is a significant development, it’s important to note that nothing is changing today.

•	There are a number of approvals required before we close this transaction in what we estimate to be in the fourth quarter calendar year 2025.

•	For now, we remain part of a public company and will continue to operate with excellence just as we do today.

•	In this new partnership we will continue our transformation to innovate faster for our customers and patients. We will also benefit from increased agility in a private company framework.

BRANDS

16.	Will we still sell the same brands?

•

Yes - customers can continue to shop with us as they do today. All of our trusted services, products, Advantage Card benefits, stores, pharmacies, online sites and delivery options are fully available to them.

Additional Information and Where to Find It

In connection with the proposed transaction between Walgreens Boots Alliance, Inc. (the “Company”) and affiliates of Sycamore Partners Management, L.P. (“Sycamore Partners”), the Company will file with the Securities and

Exchange Commission (the “SEC”) a definitive proxy statement on Schedule 14A relating to its special meeting of stockholders, which will be mailed to the Company’s stockholders, and the Company and certain affiliates of the Company will jointly file a transaction statement on Schedule 13E-3. The Company may file or furnish other documents with the SEC regarding the proposed transaction. INVESTORS ARE URGED TO CAREFULLY READ THE PROXY STATEMENT, THE SCHEDULE 13E-3 AND ANY OTHER RELEVANT DOCUMENTS FILED BY THE COMPANY IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, SYCAMORE PARTNERS AND THE PROPOSED TRANSACTION.

Stockholders may obtain free copies of the proxy statement and the Schedule 13E-3 (when available) and other documents the Company files with the SEC from the SEC’s website at www.sec.gov or through the Investors portion of the Company’s website at investor.walgreensbootsalliance.com under the link “Financials and Filings” and then under the link “SEC Filings” or by contacting the Company’s Investor Relations team by e-mail at Investor.Relations@wba.com.

Participants in the Solicitation

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in connection with the proposed transaction. Information regarding the Company’s directors and executive officers is contained in the Company’s proxy statement for its 2025 annual meeting of stockholders filed with the SEC on December 13, 2024 (https://www.sec.gov/ix?doc=/Archives/edgar/data/1618921/000155837024016214/tmb-20250130xdef14a.htm) under the sections entitled “Corporate governance,” “Security ownership of certain beneficial owners and management” and “Executive compensation.” To the extent that holdings of the Company’s securities have changed since the amounts set forth in the Company’s proxy statement for its 2025 annual meeting of stockholders, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Other information regarding the participants in the proxy solicitation and a description of their interests will be contained in the proxy statement and other relevant materials to be filed with the SEC relating to the proposed transaction. These documents can be obtained (when available) free of charge from the sources indicated above.

Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include all statements that do not relate solely to historical or current facts, such as statements regarding our expectations, intentions or strategies regarding the future. In some cases, you can identify forward-looking statements by the use of forward-looking terminology such as “accelerate,” “aim,” “ambition,” “anticipate,” “approximate,” “aspire,” “assume,” “believe,” “can,” “continue,” “could,” “create,” “enable,” “estimate,” “expect,” “extend,” “forecast,” “future,” “goal,” “guidance,” “intend,” “long-term,” “may,” “model,” “ongoing,” “opportunity,” “outlook,” “plan,” “position,” “possible,” “potential,” “predict,” “preliminary,” “project,” “seek,” “should,” “strive,” “target,” “transform,” “trend,” “vision,” “will,” “would,” and variations of these terms or other similar expressions, although not all forward-looking statements contain these words. Such statements include, but are not limited to, statements regarding the proposed transaction, our ability to consummate the proposed transaction on the expected timeline or at all, the anticipated benefits of the proposed transaction, and the terms, the impact of the proposed transaction on our future business, results of operations and financial condition and the scope of the expected financing in connection with the proposed transaction. Forward-looking statements are based on current estimates, assumptions and beliefs and are subject to known and unknown risks and uncertainties, many of which are beyond our control, that may cause actual results to vary materially from those indicated by such forward-

looking statements. Such risks and uncertainties include, but are not limited to: (i) the risk that the proposed transaction may not be completed in a timely manner or at all; (ii) the ability of affiliates of Sycamore Partners to obtain the necessary financing arrangements set forth in the commitment letters received in connection with the proposed transaction; (iii) the failure to satisfy any of the conditions to the consummation of the proposed transaction, including the receipt of certain regulatory approvals and stockholder approval; (iv) the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the transaction agreements, including in circumstances requiring the Company to pay a termination fee; (v) the effect of the announcement or pendency of the proposed transaction on the Company’s business relationships, operating results and business generally; (vi) the risk that the proposed transaction disrupts the Company’s current plans and operations; (vii) the Company’s ability to retain and hire key personnel and maintain relationships with key business partners and customers, and others with whom it does business; (viii) risks related to diverting management’s attention from the Company’s ongoing business operations; (ix) significant or unexpected costs, charges or expenses resulting from the proposed transaction; (x) potential litigation relating to the proposed transaction that could be instituted against the parties to the transaction agreements or their respective directors, managers or officers, including the effects of any outcomes related thereto; (xi) uncertainties related to the continued availability of capital and financing and rating agency actions; (xii) certain restrictions during the pendency of the proposed transaction that may impact the Company’s ability to pursue certain business opportunities or strategic transactions; (xiii) uncertainty as to timing of completion of the proposed transaction; (xiv) the risk that the holders of Divested Asset Proceed Rights will receive less-than-anticipated payments or no payments with respect to the Divested Asset Proceed Rights after the closing of the proposed transaction and that such rights will expire valueless; (xv) the impact of adverse general and industry-specific economic and market conditions; and (xvi) other risks described in the Company’s filings with the SEC. Forward looking statements included herein are made only as of the date hereof and the Company does not undertake any obligation to update any forward-looking statements as a result of new information, future developments or otherwise, except as required by law. All forward-looking statements in this communication are qualified in their entirety by this cautionary statement.

9. INTERNATIONAL Union Letter Ireland

Dear [Name]

Nearly 13 years ago, Alliance Boots and Walgreens entered into a strategic partnership agreement that led to the creation of Walgreens Boots Alliance, the first global pharmacy-led, health and wellbeing enterprise. We’re proud of all that we have achieved together in that time, in particular the progress we have made on our transformation journey to enhance the experiences of our customers and patients across beauty, wellness and healthcare, online and in stores.

I am reaching out to share some news about our next chapter. WBA has entered into an agreement to be acquired by Sycamore Partners, a leading private equity firm specialising in retail and consumer investments, starting the process to become a private company.

With the consent of the Board, Stefano Pessina has entered into a reinvestment agreement with Sycamore. This means that, upon closing of the transaction, Stefano will continue to be a significant owner of the business, with Sycamore Partners.

The announcement includes WBA’s international businesses – including Boots and No7 Beauty Company.

I am confident that Sycamore is the right partner for us as we continue our transformation journey and will enable Boots and No7 Beauty Company to continue to grow. They are highly collaborative retail and consumer experts, bringing objective outside perspectives, creativity and a track record of successful investments in retailers navigating change.

Sycamore has spent considerable time getting to know our business, our stores and pharmacies and our leadership team. Throughout these interactions they have shown great belief in our business and teams. They are supportive and confident in the steps we are taking to deliver the very best in healthcare and retail and are committed to our brands.

With their support, we will continue our transformation across beauty, wellness and healthcare to innovate faster for our customers and patients. We will also continue on our journey to expand our healthcare and pharmacy services, support the government’s vital health agenda and double down on our proud commitment to the pharmacy sector and the UK and Ireland’s High Streets.

The entire leadership team continues to execute against our transformation strategy and look forward to working to close the transaction and collaborating with you through this next chapter. There are several steps required before we close this transaction, which we expect to occur in the fourth quarter of this calendar year. As we work through these next steps, we remain part of a public company and will continue to operate with excellence just as we do today. Our UK and Ireland headquarters will remain as they are today in Nottingham, London and Dublin. We will continue to contribute to the communities in which we operate as we do today. Nothing will change in relation to our partnership with you and we remain fully committed to working closely with you.

During our long history, we have had different owners that have supported the growth and development of the company to what it is today. What has, and will always remain, is a dedication to working together as a team of colleagues to deliver the very best experience for our customers and patients.

We will keep you updated on the transaction as and when appropriate and, for now, please do let me know if you have any questions.

Yours sincerely,

Stephen

Stephen Watkins

Managing Director

Boots Ireland

Additional Information and Where to Find It

In connection with the proposed transaction between Walgreens Boots Alliance, Inc. (the “Company”) and affiliates of Sycamore Partners Management, L.P. (“Sycamore Partners”), the Company will file with the Securities and Exchange Commission (the “SEC”) a definitive proxy statement on Schedule 14A relating to its special meeting of stockholders, which will be mailed to the Company’s stockholders, and the Company and certain affiliates of the Company will jointly file a transaction statement on Schedule 13E-3. The Company may file or furnish other documents with the SEC regarding the proposed transaction. INVESTORS ARE URGED TO CAREFULLY READ THE PROXY STATEMENT, THE SCHEDULE 13E-3 AND ANY OTHER RELEVANT DOCUMENTS FILED BY THE COMPANY IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, SYCAMORE PARTNERS AND THE PROPOSED TRANSACTION.

Stockholders may obtain free copies of the proxy statement and the Schedule 13E-3 (when available) and other documents the Company files with the SEC from the SEC’s website at www.sec.gov or through the Investors portion of the Company’s website at investor.walgreensbootsalliance.com under the link “Financials and Filings” and then under the link “SEC Filings” or by contacting the Company’s Investor Relations team by e-mail at Investor.Relations@wba.com.

Participants in the Solicitation

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in connection with the proposed transaction. Information regarding the Company’s directors and executive officers is contained in the Company’s proxy statement for its 2025 annual meeting of stockholders filed with the SEC on December 13, 2024 (https://www.sec.gov/ix?doc=/Archives/edgar/data/1618921/000155837024016214/tmb-20250130xdef14a.htm) under the sections entitled “Corporate governance,” “Security ownership of certain beneficial owners and management” and “Executive compensation.” To the extent that holdings of the Company’s securities have changed since the amounts set forth in the Company’s proxy statement for its 2025 annual meeting of stockholders, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Other information regarding the participants in the proxy solicitation and a description of their interests will be contained in the proxy statement and other relevant materials to be filed with the SEC relating to the proposed transaction. These documents can be obtained (when available) free of charge from the sources indicated above.

Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include all statements that do not relate solely to historical or current facts, such as statements regarding our expectations, intentions or strategies regarding the future. In some cases, you can identify forward-looking statements by the use of forward-looking terminology such as “accelerate,” “aim,” “ambition,” “anticipate,” “approximate,” “aspire,” “assume,” “believe,” “can,” “continue,” “could,” “create,” “enable,” “estimate,” “expect,” “extend,” “forecast,” “future,” “goal,” “guidance,” “intend,” “long-term,” “may,” “model,” “ongoing,” “opportunity,” “outlook,” “plan,” “position,” “possible,” “potential,” “predict,” “preliminary,” “project,” “seek,” “should,” “strive,” “target,” “transform,” “trend,” “vision,” “will,” “would,”

and variations of these terms or other similar expressions, although not all forward-looking statements contain these words. Such statements include, but are not limited to, statements regarding the proposed transaction, our ability to consummate the proposed transaction on the expected timeline or at all, the anticipated benefits of the proposed transaction, and the terms, the impact of the proposed transaction on our future business, results of operations and financial condition and the scope of the expected financing in connection with the proposed transaction. Forward-looking statements are based on current estimates, assumptions and beliefs and are subject to known and unknown risks and uncertainties, many of which are beyond our control, that may cause actual results to vary materially from those indicated by such forward-looking statements. Such risks and uncertainties include, but are not limited to: (i) the risk that the proposed transaction may not be completed in a timely manner or at all; (ii) the ability of affiliates of Sycamore Partners to obtain the necessary financing arrangements set forth in the commitment letters received in connection with the proposed transaction; (iii) the failure to satisfy any of the conditions to the consummation of the proposed transaction, including the receipt of certain regulatory approvals and stockholder approval; (iv) the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the transaction agreements, including in circumstances requiring the Company to pay a termination fee; (v) the effect of the announcement or pendency of the proposed transaction on the Company’s business relationships, operating results and business generally; (vi) the risk that the proposed transaction disrupts the Company’s current plans and operations; (vii) the Company’s ability to retain and hire key personnel and maintain relationships with key business partners and customers, and others with whom it does business; (viii) risks related to diverting management’s attention from the Company’s ongoing business operations; (ix) significant or unexpected costs, charges or expenses resulting from the proposed transaction; (x) potential litigation relating to the proposed transaction that could be instituted against the parties to the transaction agreements or their respective directors, managers or officers, including the effects of any outcomes related thereto; (xi) uncertainties related to the continued availability of capital and financing and rating agency actions; (xii) certain restrictions during the pendency of the proposed transaction that may impact the Company’s ability to pursue certain business opportunities or strategic transactions; (xiii) uncertainty as to timing of completion of the proposed transaction; (xiv) the risk that the holders of Divested Asset Proceed Rights will receive less-than-anticipated payments or no payments with respect to the Divested Asset Proceed Rights after the closing of the proposed transaction and that such rights will expire valueless; (xv) the impact of adverse general and industry-specific economic and market conditions; and (xvi) other risks described in the Company’s filings with the SEC. Forward looking statements included herein are made only as of the date hereof and the Company does not undertake any obligation to update any forward-looking statements as a result of new information, future developments or otherwise, except as required by law. All forward-looking statements in this communication are qualified in their entirety by this cautionary statement.

10. INTERNATIONAL Union Letter

Dear [Name]

Nearly 13 years ago, Alliance Boots and Walgreens entered into a strategic partnership agreement that led to the creation of Walgreens Boots Alliance, the first global pharmacy-led, health and wellbeing enterprise. We’re proud of all that we have achieved together in that time, in particular the progress we have made on our transformation journey to enhance the experiences of our customers and patients across beauty, wellness and healthcare, online and in stores.

I am reaching out to share some news about our next chapter. WBA has entered into an agreement to be acquired by Sycamore Partners, a leading private equity firm specialising in retail and consumer investments, starting the process to become a private company.

With the consent of the Board, Stefano Pessina has entered into a reinvestment agreement with Sycamore. This means that, upon closing of the transaction, Stefano will continue to be a significant owner of the business, with Sycamore Partners.

The announcement includes WBA’s international businesses – including Boots and No7 Beauty Company.

I am confident that Sycamore is the right partner for us as we continue our transformation journey and will enable Boots and No7 Beauty Company to continue to grow. They are highly collaborative retail and consumer experts, bringing objective outside perspectives, creativity and a track record of successful investments in retailers navigating change.

Sycamore has spent considerable time getting to know our business, our stores and pharmacies and our leadership team. Throughout these interactions they have shown great belief in our business and teams. They are supportive and confident in the steps we are taking to deliver the very best in healthcare and retail and are committed to our brands.

With their support, we will continue our transformation across beauty, wellness and healthcare to innovate faster for our customers and patients. We will also continue on our journey to expand our healthcare and pharmacy services, support the government’s vital health agenda and double down on our proud commitment to the pharmacy sector and the UK and Ireland’s High Streets.

The entire executive team continues to execute against our transformation strategy and look forward to working to close the transaction and collaborating with you through this next chapter. There are several steps required before we close this transaction, which we expect to occur in the fourth quarter of this calendar year. As we work through these next steps, we remain part of a public company and will continue to operate with excellence just as we do today. Our UK and Ireland headquarters will remain as they are today in Nottingham, London and Dublin. We will continue to contribute to the communities in which we operate as we do today. Nothing will change in relation to our partnership with you and we remain fully committed to working closely with you.

During our over 175-year history, we have had different owners that have supported the growth and development of the company to what it is today. What has, and will always remain, is a dedication to working together as a team of 51,000 colleagues to deliver the very best experience for our customers and patients.

We will keep you updated on the transaction as and when appropriate and, for now, please do let me know if you have any questions.

Yours sincerely,

Add Signature.

Additional Information and Where to Find It

In connection with the proposed transaction between Walgreens Boots Alliance, Inc. (the “Company”) and affiliates of Sycamore Partners Management, L.P. (“Sycamore Partners”), the Company will file with the Securities and Exchange Commission (the “SEC”) a definitive proxy statement on Schedule 14A relating to its special meeting of stockholders, which will be mailed to the Company’s stockholders, and the Company and certain affiliates of the Company will jointly file a transaction statement on Schedule 13E-3. The Company may file or furnish other documents with the SEC regarding the proposed transaction. INVESTORS ARE URGED TO CAREFULLY READ THE PROXY STATEMENT, THE SCHEDULE 13E-3 AND ANY OTHER RELEVANT DOCUMENTS FILED BY THE COMPANY IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, SYCAMORE PARTNERS AND THE PROPOSED TRANSACTION.

Stockholders may obtain free copies of the proxy statement and the Schedule 13E-3 (when available) and other documents the Company files with the SEC from the SEC’s website at www.sec.gov or through the Investors portion of the Company’s website at investor.walgreensbootsalliance.com under the link “Financials and Filings” and then under the link “SEC Filings” or by contacting the Company’s Investor Relations team by e-mail at Investor.Relations@wba.com.

Participants in the Solicitation

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in connection with the proposed transaction. Information regarding the Company’s directors and executive officers is contained in the Company’s proxy statement for its 2025 annual meeting of stockholders filed with the SEC on December 13, 2024 (https://www.sec.gov/ix?doc=/Archives/edgar/data/1618921/000155837024016214/tmb-20250130xdef14a.htm) under the sections entitled “Corporate governance,” “Security ownership of certain beneficial owners and management” and “Executive compensation.” To the extent that holdings of the Company’s securities have changed since the amounts set forth in the Company’s proxy statement for its 2025 annual meeting of stockholders, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Other information regarding the participants in the proxy solicitation and a description of their interests will be contained in the proxy statement and other relevant materials to be filed with the SEC relating to the proposed transaction. These documents can be obtained (when available) free of charge from the sources indicated above.

Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include all statements that do not relate solely to historical or current facts, such as statements regarding our expectations, intentions or strategies regarding the future. In some cases, you can identify forward-looking statements by the use of forward-looking terminology such as “accelerate,” “aim,” “ambition,” “anticipate,” “approximate,” “aspire,” “assume,” “believe,” “can,” “continue,” “could,” “create,” “enable,” “estimate,” “expect,” “extend,” “forecast,” “future,” “goal,” “guidance,” “intend,” “long-term,” “may,” “model,” “ongoing,” “opportunity,” “outlook,” “plan,” “position,” “possible,” “potential,” “predict,” “preliminary,” “project,” “seek,” “should,” “strive,” “target,” “transform,” “trend,” “vision,” “will,” “would,” and variations of these terms or other similar expressions, although not all forward-looking statements contain these words. Such statements include, but are not limited to, statements regarding the proposed transaction, our ability to consummate the proposed transaction on the expected timeline or at all, the anticipated benefits of the proposed transaction, and the terms, the impact of the proposed transaction on our future business, results of operations and financial condition and the scope of the expected financing in connection with the proposed transaction. Forward-looking statements are based on current estimates, assumptions and beliefs and are subject to known and unknown risks and uncertainties, many of which are beyond our control, that may cause actual results to vary materially from those indicated by such forward-looking statements. Such risks and uncertainties include, but are not limited to: (i) the risk that the proposed transaction may not be completed in a timely manner or at all; (ii) the ability of affiliates of Sycamore Partners to obtain the necessary financing arrangements set forth in the commitment letters received in connection with the proposed transaction; (iii) the failure to satisfy any of the conditions to the consummation of the proposed transaction, including the receipt of certain regulatory approvals and stockholder approval; (iv) the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the transaction agreements, including in circumstances requiring the Company to pay a termination fee; (v) the effect of the announcement or pendency of the proposed transaction on the Company’s business relationships, operating results and business generally; (vi) the risk that the proposed transaction disrupts the Company’s current plans and operations; (vii) the Company’s ability to retain and hire key personnel and maintain relationships with key business partners and customers, and others with whom it does business; (viii) risks related to diverting management’s attention from the Company’s ongoing business operations; (ix) significant or unexpected costs, charges or expenses resulting from the proposed transaction; (x) potential litigation relating to the proposed transaction that could be instituted against the parties to the transaction agreements or their respective directors, managers or officers, including the effects of any outcomes related thereto; (xi) uncertainties related to the continued availability of capital and financing and rating agency actions; (xii) certain restrictions during the pendency of the proposed transaction that may impact the Company’s ability to pursue certain business opportunities or strategic transactions; (xiii) uncertainty as to timing of completion of the proposed transaction; (xiv) the risk that the holders of Divested Asset Proceed Rights will receive less-than-anticipated payments or no payments with respect to the Divested Asset Proceed Rights after the closing of the proposed transaction and that such rights will expire valueless; (xv) the impact of adverse general and industry-specific economic and market conditions; and (xvi) other risks described in the Company’s filings with the SEC. Forward looking statements included herein are made only as of the date hereof and the Company does not undertake any obligation to update any forward-looking statements as a result of new information, future developments or otherwise, except as required by law. All forward-looking statements in this communication are qualified in their entirety by this cautionary statement.